[GRAPHIC OMITTED]
                           Deutsche Asset Management

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                                    WorldMap

                                  Mutual Fund
                                 Annual Report
                                                                 August 31, 2001
                                                         Class A, B and C Shares

Global Financial Services Fund
Global Biotechnology Fund
Global Technology Fund

                                                               [GRAPHIC OMITTED]
                                                                 A Member of the
                                                             Deutsche Bank Group

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Global Sector Funds
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TABLE OF CONTENTS

              LETTERS TO SHAREHOLDERS AND PERFORMANCE COMPARISON ..........  3

              GLOBAL SECTOR FUNDS
                 Schedules of Investments ................................. 13
                 Statements of Assets and Liabilities ..................... 16
                 Statements of Operations ................................. 18
                 Statements of Changes in Net Assets ...................... 20
                 Financial Highlights ..................................... 22
                 Notes to Financial Statements ............................ 31
                 Report of Independent Accountants ........................ 36
                 Tax Information .......................................... 36

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   The Funds are not insured by the FDIC and are not deposits, obligations of or guaranteed by Deutsche Bank AG. The Funds are subject to investment risks, including possible loss of principal amount invested.
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                                        2
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Global Sector Funds
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LETTERS TO SHAREHOLDERS

Dear Fellow Shareholder:

We are pleased to present you with this combined annual report for the three newest Funds from Deutsche Asset Management--the Global Financial Services Fund, the Global Biotechnology Fund and the Global Technology Fund, each an exciting investment opportunity launched on March 30, 2001.

In the pages that follow, you will find detailed reviews of the markets, the portfolios in which your Funds invest, and the outlooks of our portfolio management teams. Included are complete financial summaries of the Funds' operations from their inception through August 31, 2001 and listings of the portfolios' holdings.

The period since the Funds' inception has been a challenging one, and as the Funds' new fiscal year began, the devastating events of September 11th stunned and saddened us all. Our thoughts and prayers go out to the victims, their loved ones and to everyone impacted by these tragedies. Our praise and gratitude go out to the untiring, heroic rescue workers. Our support goes out to our national leaders.

Even as some sense of order begins to return in the aftermath of such catastrophe, we know that a great deal of uncertainty still remains. While we cannot ease that uncertainty by predicting what will happen in the markets or the world in general, we can assure you that Deutsche Asset Management's operations are secure. We remain operational and able to provide you with reliable, accurate investment information.

We can also say that certain investment principles have been reinforced. Most importantly, the best way to evaluate your investment portfolios is not through short-term performance, but rather through perspective and patience. If you stay attentive to your long-term goals, then inevitable and periodic downturns in the markets are easier to endure. If you keep informed and make thoughtful decisions about your investments, then you avoid making emotion-driven mistakes. In times like these, discipline, judgment and a focus on fundamentals is crucial for both Deutsche Asset Management as managers and for our mutual fund investors.

Our continuing goal is to provide you with high-quality investment management services across a broad range of specialized mutual funds. We thank you for investing in our newest sector funds. We value your confidence in us and look forward to serving your investment needs for many years ahead.

Sincerely,

/S/ KLAUS KALDEMORGEN

    Klaus Kaldemorgen
    on behalf of the Portfolio Management Teams
    September 18, 2001

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GLOBAL FINANCIAL SERVICES FUND

FUND PERFORMANCE
The Global Financial Services Fund's inception date was March 30, 2001. While this is an annual report, the discussion will focus on the period from inception through August 31, 2001. Given that this is the Fund's first shareholder report, it is well worth reviewing its objective and our investment strategies.

The Global Financial Services Fund seeks to maximize total return by investing primarily in equity securities of financial services companies located in the US and abroad. The Fund tends to have a heavier weighting of its assets in the US, Japan, Germany, France, Spain, the United Kingdom, Italy, the Netherlands and Switzerland, but may also invest in emerging market countries. Financial services companies may include banking, insurance, asset management, brokerage and financial services companies, including internet-based financial services companies as well as software and technology companies that focus on developing and producing products for the financial services industry.

From its inception through August 31, 2001, the Fund outperformed its benchmark, the MSCI World Financials Index. The Fund's Class A Shares produced a return of 4.70% (excluding sales charges) for the five months ended August 31, 2001, as compared to -0.60% for the MSCI World Financials Index. The Fund's Class B and

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                                        3
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Global Sector Funds
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LETTERS TO SHAREHOLDERS

Class C Shares each produced returns of 4.30%. Share classes (excluding sales charges) also outperformed the Lipper Financial Services Funds Average return of 2.64% for the same period.

The Fund's outperformance was primarily due to the active management strategies and defensive positioning we established over the period. For example, the Fund was invested in a smaller number of stocks than the benchmark and primarily in companies considered, based on our analysis, to be of blue chip quality. The Fund was overweight in banking and insurance company stocks, which tended to benefit from the low interest rate environment in the US and Europe. The Fund also benefited from an underweighting in stocks of financial services companies that included brokerage firms, direct banks, and select credit card companies, which were more directly impacted than other sub-sectors by volatility in world equity markets. During this period, the Fund was primarily invested in financial services companies headquartered or with primary operations in Europe and the United States. Prudently, the Fund was underweight in Japanese companies, particularly in Japanese banks.

During the period, top performing stocks in the Fund's portfolio included Royal Bank of Scotland and leading French bank BNP Paribas, also two of the Fund's top ten holdings. On the other hand, Japanese banks Mizuho and UFJ, where the Fund had smaller positions, performed poorly during the fiscal period.

INVESTMENT ENVIRONMENT
Overall, the five months ended August 31, 2001 were a challenging period for the global Financial Services sector. The global Financial Services sector could not escape the general downturn in international equities nor the significant volatility in the world equity markets overall, including that of the major stock indices of the US.

Perhaps most challenging were the difficulties in Japan's Banking sector, which continued to suffer from its long-standing problems with non-performing loans, exacerbated by each downturn in economic activity. Despite this major concern, the resignation of Prime Minister Mori and the election of Junichiro Koizumi as Prime Minister temporarily led to increased optimism that the Japanese economy may be on the cusp of change. The priority attached by Mr. Koizumi to tackling two chronic structural problems of the Japanese banking and economic system--cross-shareholdings and bad loans--led to a broad market boost in anticipation of these shortcomings finally being rectified. (Cross shareholding has been a traditional practice under which shares of a company are held mutually through a subsidiary, affiliated company and/or business partner.) Such optimism was encouraged by the Bank of Japan's return on February 28th to a zero interest rate policy, which had been prematurely abandoned in August 2000. The Banking sector rallied in early spring, but by the end of May, suffered significant losses again, as investor sentiment was dampened by renewed speculation about bankruptcies within the sector and fears of another recession. In fact, the broad Japanese equity market reached a 16-year low in July 2001. The equity market eagerly awaited a firming up of the reform proposals of the new government, seemingly more possible given the upper house elections confirming Koizumi and his party at the end of July. In mid-August, the Bank of Japan cut interest rates one more time, though modestly.

On the positive side was the decreasing interest rate environment in both the US and Europe. The US Federal Reserve Board acted decisively and aggressively, reducing interest rates seven times by a total of 3.00% from January 3, 2001 through August 31, 2001. When the US Federal Reserve Board lowered interest rates in January and expectations for economic recovery increased, select European Financial Services companies came into favor in anticipation of the European Central Bank following the US lead. The European Central Bank finally cut interest rates twice by a total of 0.50% on May 11 and August 31. As a result of this easing monetary policy environment, the global Financial Services sector outperformed the broader markets overall.

 TEN LARGEST STOCK HOLDINGS
 As of August 31, 2001
 (percentages are based on total net assets of the Fund)

Commerzbank AG ................................. 4.63%
Bank of Scotland ............................... 4.60
American International Group, Inc. ............. 4.36
Citigroup, Inc. ................................ 4.25
Muenchener Rueckversicherungs-Gesellschaft AG .. 4.00
Royal Bank of Scotland Group PLC ............... 3.48
BNP Paribas SA ................................. 3.41
Mediobanca SPA ................................. 3.39
Allianz AG ..................................... 3.14
ING Groep NV ................................... 2.93

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Global Sector Funds
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LETTERS TO SHAREHOLDERS

LOOKING AHEAD Going forward, we believe the economic background for the Financial Services sector remains difficult, given the uncertainty surrounding the direction of the world equity markets, the Gross Domestic Product (GDP) growth rates both in the US and Europe, and the anticipated negative corporate earnings revisions for the third and fourth calendar quarters. Our outlook for the Japanese Financial Services sector is especially cautious, as Japanese banks are still in the process of writing off bad loans and continue to own cross shareholdings in each other.

The primary risk is that should a global economic recession be realized, the currently accommodative monetary policy will not be enough to completely offset the impact of negative GDP growth and its repercussions. However, we believe that for the foreseeable future, low interest rates should continue to have a positive effect on both banking and insurance company stocks, particularly in Europe and the US.

We believe the Fund's investment strategy positions it well to pursue its objective of seeking to maximize total return.

Sincerely,

/S/ KLAUS KALDEMORGEN

/S/ THOMAS KORFGEN

Klaus Kaldemorgen and Thomas Korfgen
on behalf of the Portfolio Management Team
August 31, 2001

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                                       5
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Global Financial Services Fund
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PERFORMANCE COMPARISON 1

                                              CUMULATIVE TOTAL RETURNS                  CUMULATIVE TOTAL RETURNS
                                             (excluding sales charges)                (including sales charges)2
   Periods Ended                                                 Since                                     Since
   August 31, 2001                                         Inception 3                               Inception 3
----------------------------------------------------------------------------------------------------------------
 Global Financial Services Fund
   Class A Shares                                            4.70%                                     (2.00)%
   Class B Shares                                            4.30%                                     (0.70)%
   Class C Shares                                            4.30%                                      3.30%
----------------------------------------------------------------------------------------------------------------
 MSCI World Index 4                                         (3.61)% 7                                  (3.61)% 7
----------------------------------------------------------------------------------------------------------------
 MSCI World Financials Index 5                              (0.60)% 7                                  (0.60)% 7
----------------------------------------------------------------------------------------------------------------
 Lipper Financial Services Funds Average 6                   2.64% 7                                    2.64% 7
----------------------------------------------------------------------------------------------------------------

1 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE OF THE FUND. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All performance assumes the reinvestment of dividend and capital gain distributions. Performance figures for the classes differ because each class maintains a distinct expense structure. Performance would have been lower during the specified periods if certain of the Fund's fees and expenses had not been waived.
2 The SEC standardized total return figures include the impact of the 5.50% maximum initial sales charge for the Class A Shares and the contingent deferred sales charge applicable to the specified time periods for the Class B Shares and Class C Shares. The contingent deferred sales charge for Class B Shares declines over time from a maximum of 5.00% to 0% after six years. The contingent deferred sales charge for Class C Shares is 1.00% for shares redeemed within one year of purchase. Returns would be higher for Class A Shares investors who qualified for a lower initial sales charge or for Class B or Class C Shares investors who continued to hold their shares past the end of the specified time period.
3    March 30, 2001.
4 The MSCI World Index is an unmanaged index of over 1,500 stocks traded in approximately 23 developed world markets. Benchmark returns do not reflect expenses that have been deducted from the Fund's returns.
5 The MSCI World Financials Index is an unmanaged index representing the Financials sector of the MSCI World Index. Benchmark returns do not reflect expenses that have been deducted from the Fund's returns.
6 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated. These figures do not reflect sales charges.
7 Since Inception benchmark returns are for the periods beginning March 31, 2001.

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                                        6
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Global Sector Funds
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LETTERS TO SHAREHOLDERS

GLOBAL BIOTECHNOLOGY FUND

FUND PERFORMANCE
The Global Biotechnology Fund's inception date was March 30, 2001. While this is an annual report, the discussion will focus on the period from inception through August 31, 2001. Given that this is the Fund's first shareholder report, it is well worth reviewing its objective and our investment strategies.

The Global Biotechnology Fund seeks to maximize total return by investing primarily in equity securities of biotechnology companies of any size, located in the US and abroad. Substantially all of the Fund's investments abroad are in developed countries. Biotechnology companies engage in the research, development, provision and/or manufacture of biotechnological products, services and processes. Such companies generally employ genetic engineering to develop new products and apply new and innovative processes. For example, such processes could be used to discover and develop diagnostic and therapeutic products and services. The biotechnology industry currently includes pharmaceutical, biochemical, medical/surgical, human health care and agricultural- and industrial-oriented companies. Because of the rapid developments in the biotechnology industry, companies with new and different products and strategies will likely be included in the industry over time.

From its inception through August 31, 2001, the Fund underperformed its benchmark, the MSCI Bio-Technology Select Index. The Fund's Class A Shares produced a return of 6.10% (excluding sales charges) for the five months ended August 31, 2001, as compared to 14.22% for the MSCI Bio-Technology Select Index. The Fund's Class B and Class C Shares each produced returns of 5.80% (excluding sales charges) for the five-month period. The Lipper Health/Biotechnology Funds Average returned 7.94% for the same period.

The Fund was primarily focused on companies with a track record of profitability and those with late-stage products, ie, those that are expected to launch new products in the next 12 to 18 months. These include such companies as Enzon, Inc. and Amgen, Inc. In our view, these companies are either in or about to enter periods of rapid growth and could create attractive value for the shareholder. Other top holdings in the Fund's Portfolio include:
o Cephalon Inc., which discovers, develops and markets biopharmaceutical products to treat neurological disorders and cancer. One of its major products is Provigil, which has successfully treated the symptoms of narcolepsy.
o Cerus Corp., which develops systems designed to enhance the safety of blood products.
o Gilead Sciences Inc., which discovers, develops and commercializes therapeutics for viral diseases. One of its major products is Tamiflu, which is indicated for treatment and prevention of the flu.
o ICOS Corp., which develops biopharmaceuticals and small molecule pharmaceuticals for the treatment of chronic and acute diseases with inflammatory components as well as certain cardiovascular diseases and cancer. It is awaiting Food and Drug Administration (FDA) approval for a potential product that would compete with Viagra.

The Fund also benefited from an underweighting in genomic companies, companies that look at all the genes as a dynamic system, over time, to determine how they interact and influence biological pathways and physiology. We do not believe these companies currently have attractive business models or strategies. The Fund also was prudently underweighted in those biotechnology companies that provide or manufacture technology for the industry, as this sub-sector has suffered along with the broader Information Technology sector globally. During this period, the Fund was primarily invested in biotechnology companies headquartered or with primary operations in Europe and the United States.

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                                        7
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Global Sector Funds
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LETTERS TO SHAREHOLDERS

INVESTMENT ENVIRONMENT
After a pronounced downturn in the first quarter of 2001, the Biotechnology sector has rallied since April, as news flow, particularly from the large-capitalization names, has been more positive. These large-cap biotechnology companies have done well in recent months, as their profitability and earnings growth have not been notably affected by the broader economy. They have thus been viewed as a relatively defensive investment.

In addition, a number of new products have received FDA approval since April, including PEG-Intron from Enzon, Inc., Natrecor from Scios and Metadate from Celltech. Genomic companies underperformed through the reporting period, as investors favored instead those companies with proven profitability and strong near- to mid-term earnings growth potential.

 TEN LARGEST STOCK HOLDINGS
 As of August 31, 2001
 (percentages are based on total net assets of the Fund)
--------------------------------------------------------
Genzyme Corp. General Division .............. 5.98%
Cephalon, Inc. .............................. 4.48
Enzon, Inc. ................................. 4.38
ICOS Corp. .................................. 4.31
Gilead Sciences, Inc. ....................... 3.95
Amgen, Inc. ................................. 3.73
Andrx Group ................................. 3.71
Elan Corp. PLC ADR .......................... 3.66
Transkaryotic Therapies, Inc. ............... 3.23
IDEC Pharmaceuticals Corp. .................. 3.03

LOOKING AHEAD
For several reasons, we expect the news flow from the Biotechnology sector to continue to be positive over the next twelve months or so. First, a number of new products that have been delayed are anticipated to be approved by the FDA in the next year. This, coupled with the products already in the final stages of the approval pipeline, mean more than twenty new biotechnology products are currently pending approval. Product approvals have historically driven share price performance. Second, the expected approval of Amgen's Aranesp product is anticipated to be a trigger for the entire Biotechnology sector, as it is widely considered the most significant product awaiting approval. Aranesp is a drug designed for the treatment of anemia associated with chronic kidney disease and has already been approved by the appropriate agencies in the European Union and in Australia. Also, President Bush's proposed appointment of a new FDA commissioner, scheduled for later this year, should be seen as a positive development for the pharmaceutical industry.

In short, we believe the Biotechnology sector is likely to continue to outperform the broader markets on a relative basis over the next fiscal year, although, in absolute terms, the sector is certainly dependent to a significant degree on the performance of the equity markets overall and on investor sentiment toward risk aversion.

We believe the Fund's investment strategy positions it well to pursue its objective of seeking to maximize total return.

Sincerely,

/S/ KLAUS KALDEMORGEN

/S/ MICHAEL SISTENICH

/S/ CHI TRAN-BRANDLI

/S/ SEBASTIAN VIRCHON

Klaus Kaldemorgen, Michael Sistenich,
Chi Tran-Brandli and Sebastian Virchon
on behalf of the Portfolio Management Team
August 31, 2001

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                                        8
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Global Biotechnology Fund
--------------------------------------------------------------------------------
PERFORMANCE COMPARISON 1

                                              CUMULATIVE TOTAL RETURNS                  CUMULATIVE TOTAL RETURNS
                                             (excluding sales charges)               (including sales charges) 2
   Periods Ended                                                 Since                                     Since
   August 31, 2001                                         Inception 3                               Inception 3
-----------------------------------------------------------------------------------------------------------------
 Global Biotechnology Fund
   Class A Shares                                             6.10%                                    (0.68)%
   Class B Shares                                             5.80%                                     0.80%
   Class C Shares                                             5.80%                                     4.80%
-----------------------------------------------------------------------------------------------------------------
 MSCI World Index 4                                          (3.61)% 7                                 (3.61)% 7
-----------------------------------------------------------------------------------------------------------------
 MSCI Bio-Technology Select Index 5                          14.22% 7                                  14.22% 7
-----------------------------------------------------------------------------------------------------------------
 Lipper Health/Biotechnology Funds Average 6                  7.94% 7                                   7.94% 7
-----------------------------------------------------------------------------------------------------------------

1 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE OF THE FUND. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All performance assumes the reinvestment of dividend and capital gain distributions. Performance figures for the classes differ because each class maintains a distinct expense structure. Performance would have been lower during the specified periods if certain of the Fund's fees and expenses had not been waived.
2 The SEC standardized total return figures include the impact of the 5.50% maximum initial sales charge for the Class A Shares and the contingent deferred sales charge applicable to the specified time periods for the Class B Shares and Class C Shares. The contingent deferred sales charge for Class B Shares declines over time from a maximum of 5.00% to 0% after six years. The contingent deferred sales charge for Class C Shares is 1.00% for shares redeemed within one year of purchase. Returns would be higher for Class A Shares investors who qualified for a lower initial sales charge or for Class B or Class C Shares investors who continued to hold their shares past the end of the specified time period.
3    March 30, 2001.
4 The MSCI World Index is an unmanaged index of over 1,500 stocks traded in approximately 23 developed world markets. Benchmark returns do not reflect expenses that have been deducted from the Fund's returns.
5 The MSCI Bio-Technology Select Index is an unmanaged index composed of 40 of the largest biotech securities that have annual average daily trading volume of at least $10 million (USD). Benchmark returns do not reflect expenses that have been deducted from the Fund's returns.
6 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated. These figures do not reflect sales charges.
7 Since Inception benchmark returns are for the periods beginning March 31, 2001.

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                                        9
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Global Sector Funds
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LETTERS TO SHAREHOLDERS

GLOBAL TECHNOLOGY FUND

FUND PERFORMANCE

The Global Technology Fund's inception date was March 30, 2001. While this is an annual report, the discussion will focus on the period from inception through August 31, 2001. Given that this is the Fund's first shareholder report, it is well worth reviewing its objective and our investment strategies.

The Global Technology Fund seeks to maximize total return by investing primarily in equity securities of technology companies of any size, located in the US and abroad, with attractive long-term growth potential and the ability to increase market share and profits in a sustainable manner. The Fund invests primarily in developed countries, but may also invest in emerging market countries. Technology companies are companies involved in the development, research and production, distribution and sales of technology products and services. These may include computers and computer peripherals, software, electronic components and systems, communications equipment and services, semiconductors and capital equipment, media and information services, internet, pharmaceuticals, biomedical and medical technology and other technology-related industries.

From its inception through August 31, 2001, the Fund slightly underperformed its benchmark, the MSCI World Information Technology Index. The Fund's Class A Shares produced a return of -12.70% (excluding sales charges) for the five months ended August 31, 2001, as compared to -11.84% for the MSCI World Information Technology Index. The Fund's Class B and Class C Shares each produced returns of -13.00% (excluding sales charges) for the five-month period. The Lipper Science & Technology Funds Average returned -11.15% for the same period. It should be noted that the Lipper Science & Technology Funds Average does not reflect the entirety of the Fund's investment universe, since the Average primarily measures mutual funds investing in the US only whereas the Fund invests in technology companies in the US and abroad.

The Fund's performance was primarily due to an overweighting in stocks of the software and semiconductor industries, which underperformed the rest of the Technology sector during the latter months of the reporting period. The Fund benefited from an underweighting in stocks of the telecommunications equipment industry, which experienced unprecedented losses due to a sharp slowdown in demand combined with large inventories and overcapacities. During this period, the Fund was primarily invested in technology companies headquartered or with primary operations in Europe, Japan and the United States.

During the period, top performing stocks in the Fund's Portfolio included EDS, IBM and Microsoft, all US companies. EDS benefited from strong demand for information technology outsourcing from large corporate clients seeking to reduce their fixed cost base. IBM, one of the premier information technology services companies and provider of computers and peripherals, benefited from strong performance of its services division for similar reasons as did EDS. Also, IBM's diversified revenue stream reduced its earnings dependence on any one individual business line. Microsoft benefited from the positive news anticipating the introduction of new products Xbox and Windows XP later this year, from stable revenue streams from its Windows and Office products and, perhaps most significantly during these months, from favorable developments related to its antitrust lawsuit.

On the other hand, Finland's Nokia and the US' Siebel Systems were weaker performers for the Fund during the fiscal period. Communications equipment company Nokia was impacted by slowed growth in handset shipments, profit margin declines, and a general, broad-based hit to the Telecommunications sector globally. Siebel Systems was hurt by a significant decline in corporate spending on new customer relationship management software.

--------------------------------------------------------------------------------

Global Sector Funds
--------------------------------------------------------------------------------
LETTERS TO SHAREHOLDERS

INVESTMENT ENVIRONMENT
After a pronounced downturn in the first quarter of 2001, the Technology sector rallied in April, as investors' confidence in a US economic recovery later in 2001 increased. During the remaining months of the fiscal period, however, a number of corporate profit warnings and a general lack of visibility with respect to future corporate earnings dragged down the Technology sector globally.

From a regional perspective, the US stocks in the MSCI World Information Technology Index outperformed both European and Japanese stocks, as investors expected the US to lead the global economic recovery. The economic slowdown had started in the US, but Europe soon followed, gradually losing momentum, and Japan seemed to be sliding back into a recession. Investor sentiment focused on the anticipated benefits to the US of the Federal Reserve Board's concentrated series of seven interest rate cuts totaling 3.00% since the start of 2001 as well as the potential boost from future tax cuts. In contrast, the European Central Bank lowered its interest rates only twice by a total of just 0.50%, and in Japan, both monetary and fiscal policy did little to revive its domestic economy.

 TEN LARGEST STOCK HOLDINGS
 As of August 31, 2001
 (percentages are based on total net assets of the Fund)
--------------------------------------------------------
Microsoft Corp. ............................. 9.13%
Intel Corp. ................................. 7.23
Cisco Systems, Inc. ......................... 5.41
SAP AG ...................................... 4.98
First Data Corp. ............................ 3.76
Oracle Corp. ................................ 3.74
Texas Instruments, Inc. ..................... 3.56
International Business Machines Corp. ....... 3.43
Electronic Data Systems Corp. ............... 3.37
Concord EFS, Inc. ........................... 3.00

LOOKING AHEAD
Going forward, we anticipate that corporate profits may continue to be weak for the near term and that global economic growth may continue to be sluggish. As a consequence, corporate spending on technology may experience further cuts. Thus a cautious outlook for the Technology sector is warranted for the next several months. However, on a positive note, we expect the global economy, and with that, technology spending, to recover in 2002. Given this view, we believe that there may be attractive buying opportunities for selected Technology stocks during the rest of this year in anticipation of a fundamentally improved environment next year.

We believe the Fund's investment strategy positions it well to pursue its objective of seeking to maximize total return.

Sincerely,


/S/ KLAUS KALDEMORGEN

/S/ FREDERICK FAYOLLE

/S/ WALTER HOLICK

/S/ RALF OBERBANNSCHEIDT


Klaus Kaldemorgen, Frederick Fayolle, Walter Holick and Ralf Oberbannscheidt on behalf of the Portfolio Management Team
August 31, 2001

--------------------------------------------------------------------------------

Global Technology Fund
--------------------------------------------------------------------------------
PERFORMANCE COMPARISON 1

                                              CUMULATIVE TOTAL RETURNS                  CUMULATIVE TOTAL RETURNS
                                             (excluding sales charges)               (including sales charges) 2
   Periods Ended                                                 Since                                     Since
   August 31, 2001                                         Inception 3                               Inception 3
----------------------------------------------------------------------------------------------------------------
 Global Technology Fund
   Class A Shares                                           (12.70)%                                  (18.33)%
   Class B Shares                                           (13.00)%                                  (17.35)%
   Class C Shares                                           (13.00)%                                  (13.87)%
----------------------------------------------------------------------------------------------------------------
 MSCI World Index 4                                          (3.61)% 7                                 (3.61)% 7
----------------------------------------------------------------------------------------------------------------
 MSCI World Information Technology Index 5                  (11.84)% 7                                (11.84)% 7
----------------------------------------------------------------------------------------------------------------
 Lipper Science and Technology Funds Average 6              (11.15)% 7                                (11.15)% 7
----------------------------------------------------------------------------------------------------------------

1 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE OF THE FUND. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All performance assumes the reinvestment of dividend and capital gain distributions. Performance figures for the classes differ because each class maintains a distinct expense structure. Performance would have been lower during the specified periods if certain of the Fund's fees and expenses had not been waived.
2 The SEC standardized total return figures include the impact of the 5.50% maximum initial sales charge for the Class A Shares and the contingent deferred sales charge applicable to the specified time periods for the Class B Shares and Class C Shares. The contingent deferred sales charge for Class B Shares declines over time from a maximum of 5.00% to 0% after six years. The contingent deferred sales charge for Class C Shares is 1.00% for shares redeemed within one year of purchase. Returns would be higher for Class A Shares investors who qualified for a lower initial sales charge or for Class B or Class C Shares investors who continued to hold their shares past the end of the specified time period.
3    March 30, 2001.
4 The MSCI World Index is an unmanaged index of over 1,500 stocks traded in approximately 23 developed world markets. Benchmark returns do not reflect expenses that have been deducted from the Fund's returns.
5 The MSCI World Information Technology Index is an unmanaged index representing the Information Technology sector of the MSCI World Index. Benchmark returns do not reflect expenses that have been deducted from the Fund's returns.
6 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated. These figures do not reflect sales charges.
7 Since Inception benchmark returns are for the periods beginning March 31, 2001.

--------------------------------------------------------------------------------

Global Financial Services Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS August 31, 2001

    SHARES    SECURITY                          VALUE
--------------------------------------------------------------------------------
              COMMON STOCKS--72.38%
              AUSTRALIA--2.49%
    15,000    Westfield Holdings Limited ...$  134,020
                                            ----------
              FRANCE--5.84%
     4,800    Axa ..........................   131,025
     2,000    BNP Paribas SA ...............   183,493
                                            ----------
                                               314,518
                                            ----------
              GERMANY--11.77%
       600    Allianz AG ...................   168,959
    10,000    Commerzbank AG ...............   249,350
       750    Muenchener Rueckversicherungs-
               Gesellschaft AG .............   215,559
                                            ----------
                                               633,868
                                            ----------
              ITALY--5.16%
     3,000    Assicurazioni Generali SPA ...    94,971
    15,000    Mediobanca SPA 1 .............   182,857
                                            ----------
                                               277,828
                                            ----------
              NETHERLANDS--5.21%
     1,012    Aegon NV .....................    30,485
     5,000    ABN Amro Holding NV ..........    92,019
     5,000    ING Groep NV .................   157,876
                                            ----------
                                               280,380
                                            ----------
              SPAIN--2.46%
     5,000    Banco Bilbao Vizcaya
               Argentaria SA ...............    64,495
     7,500    Banco Santander Central
               Hispano SA ..................    68,333
                                            ----------
                                               132,828
                                            ----------
              SWITZERLAND--4.34%
     2,000    Credit Suisse Group 1 ........    85,020
     3,050    UBS AG 1 .....................   148,753
                                            ----------
                                               233,773
                                            ----------

    SHARES    SECURITY                          VALUE
--------------------------------------------------------------------------------
              UNITED KINGDOM--14.32%
    20,000    Bank of Scotland .............$  247,603
    10,000    Halifax Group PLC 1 ..........   123,802
    19,000    Legal & General Group PLC ....    46,507
    10,000    Lloyds TSB Group PLC .........   103,204
     5,000    Prudential PLC 1 .............    62,989
     7,500    Royal Bank of Scotland
               Group PLC ...................   187,225
                                            ----------
                                               771,330
                                            ----------
              UNITED STATES--20.79%
     1,500    Aflac, Inc. ..................    41,280
     3,000    American International
               Group, Inc. .................   234,600
     5,000    Citigroup, Inc. ..............   228,750
     2,000    Fannie Mae ...................   152,420
     1,000    FleetBoston Financial Corp. ..    36,830
     1,500    John Hancock Financial
               Services, Inc. 1 ............    59,925
     1,000    Lincoln National Corp. .......    49,860
     2,000    Merrill Lynch & Co., Inc. ....   103,200
     2,000    Washington Mutual, Inc. ......    74,880
     3,000    Wells Fargo & Co. ............   138,030
                                            ----------
                                             1,119,775
                                            ----------
TOTAL COMMON STOCKS
   (Cost $3,794,759)                         3,898,320
                                            ----------
TOTAL INVESTMENTS
   (Cost $3,794,759) 2 ..........  72.38%   $3,898,320

OTHER ASSETS IN EXCESS
   OF LIABILITIES ...............  27.62     1,487,850
                                  ------    ----------
NET ASSETS ...................... 100.00%   $5,386,170
                                  ======    ==========

--------------------------------------------------------------------------------
1    Non-income producing security.
2    Also aggregate cost for federal tax purposes.

 SECTOR ALLOCATION (Unaudited)
 By Sector as of August 31, 2001
 (percentages are based on market value of total investments in the Fund)
 ------------------------------------------------------------------------
   Banks ......................................  50.94%
   Insurance ..................................  29.14
   Diversified Financials .....................  16.48
   Real Estate ................................   3.44
                                                ------
                                                100.00%
                                                ======

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Global Biotechnology Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS August 31, 2001

    SHARES    SECURITY                          VALUE
--------------------------------------------------------------------------------
              COMMON STOCKS--87.45%
              IRELAND--3.66%
     4,000    Elan Corp. PLC ADR 1 .........$  207,800
                                            ----------
              UNITED KINGDOM--2.23%
     9,000    Celltech Group PLC 1 .........   126,630
                                            ----------
              UNITED STATES--81.56%
     2,500    Abgenix Inc. 1 ...............    74,925
     5,500    Adolor Corp. 1 ...............   100,265
     1,800    Allergan, Inc. ...............   130,050
     3,300    Amgen, Inc. 1 ................   212,190
     3,000    Andrx Group 1 ................   210,870
     4,500    Aviron 1 .....................   100,755
     2,500    Celgene Corp. 1 ..............    69,525
     4,300    Cephalon, Inc. 1 .............   254,646
     2,500    Cerus Corp. 1 ................   134,550
     2,500    Chiron Corp. 1 ...............   116,550
     2,600    COR Therapeutics, Inc. 1 .....    71,370
     4,000    Cubist Pharmaceuticals, Inc. 1   165,560
     1,000    Dyax Corp. 1 .................    12,140
     3,900    Enzon, Inc. 1 ................   248,976
     1,000    Exelixis, Inc. 1 .............    16,780
       700    Forest Laboratories, Inc. 1 ..    51,107
     2,000    Genentech, Inc. 1 ............    91,800
     6,000    Genzyme Corp. General
               Division 1 ..................   339,840
     3,700    Gilead Sciences, Inc. 1 .......  224,627
     2,800    Human Genome Sciences, Inc. 1.   125,664
     4,200    ICOS Corp. 1 .................   244,860
     2,900    IDEC Pharmaceuticals Corp. 1 .   171,883
     2,800    Imclone Systems 1 ............   143,920
     3,600    Immunex Corp. 1 ..............    62,568
     1,000    Isis Pharmaceutical, Inc. 1 ..    16,300
     2,800    IVAX Corp. 1 .................    94,248
     3,066    King Pharmaceuticals, Inc. 1 .   132,604

    SHARES    SECURITY                          VALUE
--------------------------------------------------------------------------------
     1,750    KOS Pharmaceuticals, Inc. 1 ..$   60,410
    15,000    La Jolla Pharmaceutical Co. 1    101,250
     5,500    Ligand Pharmaceutical--
               Class B 1 ...................    56,375
     1,000    Medimmune, Inc. 1 ............    40,150
     2,300    Millennium Pharmaceuticals 1 .    63,250
     2,000    Protein Design Labs, Inc. 1 ..   117,580
       600    Regeneron Pharmaceuticals 1 ..    18,072
     4,000    Tanox, Inc. 1 ................    66,200
     6,000    Transkaryotic Therapies,
               Inc. 1 ......................   183,300
     2,100    Trimeris, Inc. 1 .............   100,380
     3,000    Vertex Pharmaceuticals, Inc. 1   110,670
     8,500    Xoma Ltd. 1 ..................    97,410
                                             ---------
                                             4,633,620
                                             ---------
TOTAL COMMON STOCKS
   (Cost $4,649,319) ....................... 4,968,050
                                             ---------
TOTAL INVESTMENTS
   (Cost $4,649,319)2 ............  87.45%  $4,968,050

OTHER ASSETS IN EXCESS
   OF LIABILITIES ................  12.55      713,162
                                   ------   ----------
NET ASSETS ....................... 100.00%  $5,681,212
                                   ======   ==========

--------------------------------------------------------------------------------
1    Non-income producing security.
2    Also aggregate cost for federal tax purposes.
Abbreviations
ADR--American Depository Receipt

 SECTOR ALLOCATION (Unaudited)
 By Sector as of August 31, 2001
 (percentages are based on market value of total investments in the Fund)
 ------------------------------------------------------------------------
   Health Care ................................ 100.00%

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Global Technology Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS August 31, 2001

    SHARES    SECURITY                          VALUE
--------------------------------------------------------------------------------
              COMMON STOCKS--89.70%
              FINLAND--2.86%
     8,000    Nokia OYJ ...................  $ 125,211
                                             ---------
              GERMANY--5.53%
     1,600    SAP AG ......................    217,866
     1,000    Suess MicroTec AG ...........     24,072
                                             ---------
                                               241,938
                                             ---------
              ISRAEL--2.19%
     3,000    Check Point Software
                Technology 1 ..............     95,970
                                             ---------
              JAPAN--7.73%
     2,000    Canon, Inc. .................     60,168
    10,000    Hitachi Ltd. ................     81,848
       700    Murata Manufacturing Co., Ltd.    41,764
     4,000    NEC Corp. ...................     48,773
       400    Rohm Company, Ltd. ..........     44,067
    12,000    Toshiba Corp. ...............     61,411
                                             ---------
                                               338,031
                                             ---------
              NETHERLANDS--1.00%
     2,400    ASML Holding NV 1 ...........     43,632
                                             ---------
              SWEDEN--0.56%
     5,000    Ericsson AB-B 1 .............     24,404
                                             ---------
              UNITED KINGDOM--0.88%
     1,000    Amdocs Ltd.1 ................     38,300
                                             ---------
              UNITED STATES--68.95%
     2,900    Adobe Systems, Inc. .........     97,469
     1,000    Affiliated Computer Services,
                Inc.--Class A 1 ...........     81,770
     1,400    Applied Materials, Inc.1 ....     60,326
     3,000    BEA Systems, Inc.1 ..........     48,510
     1,000    Broadcom Corp.--Class A 1 ...     32,150
    14,500    Cisco Systems, Inc.1 ........    236,785
     4,000    Compaq Computer Corp. .......     49,400
     1,500    Computer Associates
                 International, Inc. ......     46,575
     2,000    Comverse Technology, Inc.1 ..     50,280
     2,500    Concord EFS, Inc.1 ..........    131,175
     2,000    Cymer, Inc.1 ................     50,320
     5,800    Dell Computer Corp.1 ........    124,004
     1,300    Dupont Photomasks, Inc.1 ....     45,500

    SHARES    SECURITY                          VALUE
--------------------------------------------------------------------------------
     2,500    Electronic Data Systems Corp.  $ 147,450
     5,300    EMC Corp. ...................     81,938
     2,500    First Data Corp. ............    164,625
     2,000    Flextronics International
                Ltd.1 .....................     43,880
     2,500    Hewlett-Packard Co. .........     58,025
    11,300    Intel Corp. .................    315,948
     1,500    International Business
                 Machines Corp. ...........    150,000
     2,700    Micron Technology, Inc.1 ....    101,547
     7,000    Microsoft Corp.1 ............    399,350
    13,400    Oracle Corp.1 ...............    163,614
     1,500    Peoplesoft, Inc.1 ...........     51,720
     1,000    Siebel Systems, Inc.1 .......     21,600
     4,200    Sun Microsystems, Inc.1 .....     48,090
     4,700    Texas Instruments, Inc. .....    155,570
     2,000    Veritas Software Corp.1 .....     57,440
                                             ---------
                                             3,015,061
                                             ---------
TOTAL COMMON STOCKS
   (Cost $4,391,634) ......................  3,922,547
                                             ---------
TOTAL INVESTMENTS
   (Cost $4,391,634)2 ............  89.70%  $3,922,547

OTHER ASSETS IN EXCESS
   OF LIABILITIES ................  10.30      450,248
                                   ------   ----------
NET ASSETS ....................... 100.00%  $4,372,795
                                   ======   ==========

--------------------------------------------------------------------------------
1 Non-income producing security.
2 Aggregate cost for federal tax purposes is $4,489,440.

 SECTOR ALLOCATION (Unaudited)
 By Sector as of August 31, 2001
 (percentages are based on market value of total investments in the Fund)

   Software .................................... 28.15%
   Semiconductor Equipment & Products .......... 22.26
   Computers & Peripherals ..................... 15.85
   Communications Equipment .................... 11.13
   Commercial Services & Supplies ..............  8.52
   IT Consulting & Services ....................  5.84
   Electronic Equipment & Instruments ..........  4.27
   Internet Software & Services ................  2.45
   Office Electronics ..........................  1.53
                                                ------
                                                100.00%
                                                ======

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Global Sector Funds
--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES

                                                                                                              AUGUST 31, 2001

                                                                    GLOBAL FINANCIAL              GLOBAL               GLOBAL
                                                                       SERVICES FUND  BIOTECHNOLOGY FUND      TECHNOLOGY FUND
                                                                    ----------------  ------------------      ---------------
ASSETS
   Investments, at value 1 .....................................         $ 3,898,320         $ 4,968,050          $ 3,922,547
   Cash ........................................................             809,113             133,043              361,221
   Receivable for foreign taxes withheld .......................               3,210                  --                   --
   Receivable for capital shares sold ..........................               9,000               5,005                   --
   Receivable for securities sold ..............................           1,456,785             561,323               72,113
   Dividend and interest receivable ............................               5,870                 312                1,297
   Due from advisor ............................................              55,493              48,962               53,644
   Prepaid expenses ............................................              24,522              24,533               24,501
                                                                         -----------         -----------          -----------
Total assets ...................................................           6,262,313           5,741,228            4,435,323
                                                                         -----------         -----------          -----------
LIABILITIES
   Payable for securities purchased ............................             803,439                  --                   --
   Distribution fees payable ...................................               1,372               1,440                1,222
   Accounting fees payable .....................................               1,130               1,175                1,019
   Custody fees payable ........................................              18,718              16,561               18,109
   Transfer agent fees payable .................................               8,712               8,760                8,710
   Unrealized depreciation on forward foreign currency contracts               8,641                --                   --
   Accrued expenses and other ..................................              34,131              32,080               33,468
                                                                         -----------         -----------          -----------
Total liabilities ..............................................             876,143              60,016               62,528
                                                                         -----------         -----------          -----------
NET ASSETS .....................................................         $ 5,386,170         $ 5,681,212          $ 4,372,795
                                                                         ===========         ===========          ===========
COMPOSITION OF NET ASSETS
   Paid-in capital .............................................           5,153,576           5,384,654            4,964,420
   Accumulated net realized gain (loss) from investment and
     foreign currency transactions .............................             135,157             (22,173)            (122,538)
   Net unrealized appreciation/depreciation on
     investments and foreign currencies ........................              97,437             318,731             (469,087)
                                                                         -----------         -----------          -----------
NET ASSETS .....................................................         $ 5,386,170         $ 5,681,212          $ 4,372,795
                                                                         ===========         ===========          ===========
NET ASSET VALUE PER SHARE
   Class A Shares 2 ............................................         $     10.47         $     10.61          $      8.73
                                                                         ===========         ===========          ===========
   Class B Shares 3 ............................................         $     10.44         $     10.58          $      8.70
                                                                         ===========         ===========          ===========
   Class C Shares 4 ............................................         $     10.44         $     10.58          $      8.70
                                                                         ===========         ===========          ===========

--------------------------------------------------------------------------------

1 Cost of $3,794,759, $4,649,319 and $4,391,634 for Global Financial Services
  Fund, Global Biotechnology Fund and Global Technology Fund, respectively.
2 Net asset value and redemption price per share (based on net assets of $4,765,253, $5,020,510 and $3,937,160 and 455,161, 473,160 and 451,077 shares outstanding for Global Financial Services Fund, Global Biotechnology Fund and Global Technology Fund, respectively). Maximum offering price per share was $11.08 ($10.47 / 0.945), $11.23 ($10.61 / 0.945) and $9.24 ($8.73 / 0.945) for
  Global Financial Services Fund, Global Biotechnology Fund and Global Technology Fund, respectively. Maximum offering price reflects the effect of the 5.50% sales charge.
3 Net asset value and offering price per share (based on net assets of $266,627, $381,645 and $218,078 and 25,547, 36,084 and 25,060 shares outstanding for
  Global Financial Services Fund, Global Biotechnology Fund and Global Technology Fund, respectively). Redemption value is $9.92, $10.05 and $8.27 for Global Financial Services Fund, Global Biotechnology Fund and Global Technology Fund, respectively, following a 5.00% maximum contingent deferred sales charge.
4 Net asset value and offering price per share (based on net assets of $354,290, $279,057 and $217,557 and 33,949, 26,383 and 25,000 shares outstanding for
  Global Financial Services Fund, Global Biotechnology Fund and Global Technology Fund, respectively). Redemption value is $10.34, $10.47 and $8.61 for Global Financial Services Fund, Global Biotechnology Fund and Global Technology Fund, respectively, following a 1.00% maximum contingent deferred sales charge.

See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                      16-17

Global Sector Funds
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS

                                                                                                   FOR THE PERIOD
                                                                                                 MARCH 30, 2001 1
                                                                                          THROUGH AUGUST 31, 2001

                                                          GLOBAL FINANCIAL              GLOBAL             GLOBAL
                                                             SERVICES FUND  BIOTECHNOLOGY FUND    TECHNOLOGY FUND
                                                          ----------------  ------------------    ---------------
INVESTMENT INCOME
   Dividends ...........................................         $  43,769          $     226          $   3,052
   Interest ............................................             8,629             20,327              7,734
   Less:foreign taxes withheld .........................            (4,359)              --                  (92)
                                                                 ---------          ---------          ---------
Total income ...........................................            48,039             20,553             10,694
                                                                 ---------          ---------          ---------
EXPENSES
   Professional fees ...................................            41,716             40,731             41,715
   Custody fees ........................................            31,313             27,695             30,287
   Transfer agent fee ..................................            22,591             22,671             22,587
   Investment advisory fee .............................            16,598             20,036             19,185
   Registration fees ...................................            12,678             12,712             12,697
   Printing and shareholder reports ....................            10,818             10,735             10,792
   Accounting fees .....................................             5,533              5,893              5,643
   Administration and services fees ....................             3,884              4,151              3,950
   Distribution fees
     Class A Shares ....................................             4,968              5,278              5,079
     Class B Shares ....................................               824                984                846
     Class C Shares ....................................               869                860                845
   Directors' fees .....................................                61                 63                 66
   Miscellaneous .......................................             2,369              1,076              1,536
                                                                 ---------          ---------          ---------
Total expenses .........................................           154,222            152,885            155,228
Less: fee waivers and/or expense reimbursements ........          (121,541)          (115,653)          (119,682)
                                                                 ---------          ---------          ---------
Net expenses ...........................................            32,681             37,232             35,546
                                                                 ---------          ---------          ---------
NET INVESTMENT (EXPENSES IN EXCESS OF) INCOME ..........            15,358            (16,679)           (24,852)
                                                                 ---------          ---------          ---------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT
   AND FOREIGN CURRENCIES
   Net realized gain (loss) from:
     Investment transactions ...........................           146,136            (22,173)          (173,719)
     Futures transactions ..............................            29,349               --               51,181
     Foreign currency transactions .....................           (29,438)               888            (15,645)
     Forward foreign currency transactions .............           (33,077)              (219)            (6,268)
   Advisor reimbursement 2 .............................             6,829               --                 --
   Net change in unrealized appreciation/depreciation on
     investments and foreign currencies ................            97,437            318,731           (469,087)
                                                                 ---------          ---------          ---------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   AND FOREIGN CURRENCIES ..............................           217,236            297,227           (613,538)
                                                                 ---------          ---------          ---------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS ..         $ 232,594          $ 280,548          $(638,390)
                                                                 =========          =========          =========

--------------------------------------------------------------------------------
1 Commencement of operations.
2 See Note 7.

See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                      18-19

Global Sector Funds
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                          FOR THE PERIOD
                                                                                                        MARCH 30, 2001 1
                                                                                                 THROUGH AUGUST 31, 2001

                                                               GLOBAL FINANCIAL              GLOBAL               GLOBAL
                                                                  SERVICES FUND  BIOTECHNOLOGY FUND      TECHNOLOGY FUND
                                                               ----------------  ------------------      ---------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
   Net investment (expenses in excess of) income .........         $    15,358         $   (16,679)         $   (24,852)
   Net realized gain (loss) from investment and
     foreign currency transactions .......................             112,970             (21,504)            (144,451)
   Advisor reimbursement 2 ...............................               6,829                  --                   --
   Net change in unrealized appreciation/depreciation
     on investments and foreign currencies ...............              97,437             318,731             (469,087)
                                                                   -----------         -----------          -----------
Net increase (decrease) in net assets from operations ....             232,594             280,548             (638,390)
                                                                   -----------         -----------          -----------
CAPITAL SHARE TRANSACTIONS
   Proceeds from sales of shares .........................           5,153,576           5,542,904            5,011,185
   Dividend reinvestments ................................                  --                  --                   --
   Cost of shares redeemed ...............................                  --            (142,240)                  --
                                                                   -----------         -----------          -----------
Net increase in net assets from capital share transactions           5,153,576           5,400,664            5,011,185
                                                                   -----------         -----------          -----------
TOTAL INCREASE IN NET ASSETS .............................           5,386,170           5,681,212            4,372,795
NET ASSETS
   Beginning of period ...................................                  --                  --                   --
                                                                   -----------         -----------          -----------
   End of period .........................................         $ 5,386,170         $ 5,681,212          $ 4,372,795
                                                                   ===========         ===========          ===========

--------------------------------------------------------------------------------
1 Commencement of operations.
2 See Note 7.

See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                      20-21

Global Sector Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

 GLOBAL FINANCIAL SERVICES FUND--CLASS A SHARES                  FOR THE PERIOD
                                                               MARCH 30, 2001 1
                                                        THROUGH AUGUST 31, 2001

PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD .................................. $10.00
                                                                        ------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income ..............................................   0.03
   Reimbursement from advisor 2 .......................................   0.01
   Net realized and unrealized gain on investments and
     foreign currencies ...............................................   0.43
                                                                        ------
Total from investment operations ......................................   0.47
                                                                        ------
NET ASSET VALUE, END OF PERIOD ........................................ $10.47
                                                                        ======
TOTAL INVESTMENT RETURN 3 .............................................   4.70%4
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period (000s omitted) ........................... $4,765
   Ratios to average net assets:
     Net investment income ............................................   0.77%5
     Expenses after waivers and/or reimbursements .....................   1.40%5
     Expenses before waivers and/or reimbursements ....................   6.89%5
   Portfolio turnover rate ............................................    135%

--------------------------------------------------------------------------------
1 Commencement of operations.
2 See Note 7.
3 Total return excludes the effect of sales charges.
4 The advisor fully reimbursed the Fund for a loss on a transaction not meeting the Fund's investment guidelines, which otherwise would have resulted in a total return of 4.60%.
5 Annualized.

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Global Sector Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

 GLOBAL FINANCIAL SERVICES FUND--CLASS B SHARES                  FOR THE PERIOD
                                                               MARCH 30, 2001 1
                                                        THROUGH AUGUST 31, 2001

PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD .................................. $10.00
                                                                        ------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income ..............................................   0.00 2
   Reimbursement from advisor 3 .......................................   0.01
   Net realized and unrealized gain on investments
     and foreign currencies ...........................................   0.43
                                                                        ------
Total from investment operations ......................................   0.44
                                                                        ------
NET ASSET VALUE, END OF PERIOD ........................................ $10.44
                                                                        ======
TOTAL INVESTMENT RETURN 4 .............................................   4.40%5
SUPPLEMENTAL DATA AND RATIOS:
  Net assets, end of period (000s omitted) ............................   $267
  Ratios to average net assets:
     Net investment income ............................................   0.03%6
     Expenses after waivers and/or reimbursements .....................   2.15%6
     Expenses before waivers and/or reimbursements ....................   7.64%6
   Portfolio turnover rate ............................................    135%

--------------------------------------------------------------------------------
1 Commencement of operations.
2 Represents less than .01.
3 See Note 7.
4 Total return excludes the effect of sales charges.
5 The advisor fully reimbursed the Fund for a loss on a transaction not meeting the Fund's investment guidelines, which otherwise would have resulted in a total return of 4.30%.
6 Annualized.

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Global Sector Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

 GLOBAL FINANCIAL SERVICES FUND--CLASS C SHARES                  FOR THE PERIOD
                                                               MARCH 30, 2001 1
                                                        THROUGH AUGUST 31, 2001

PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD ................................. $10.00
                                                                       ------
INCOME FROM INVESTMENT OPERATIONS
   Expenses in excess of income ......................................   0.00 2
   Reimbursement from advisor 3 ......................................   0.01
   Net realized and unrealized gain on investments
     and foreign currencies ..........................................   0.43
                                                                       ------
Total from investment operations .....................................   0.44
                                                                       ------
NET ASSET VALUE, END OF PERIOD ....................................... $10.44
                                                                       ======
TOTAL INVESTMENT RETURN 4 ............................................   4.40%5
SUPPLEMENTAL DATA AND RATIOS:
  Net assets, end of period (000s omitted) ...........................   $354
  Ratios to average net assets:
     Expenses in excess of income ....................................  (0.03)%6
     Expenses after waivers and/or reimbursements ....................   2.15%6
     Expenses before waivers and/or reimbursements ...................   7.64%6
   Portfolio turnover rate ...........................................    135%

--------------------------------------------------------------------------------
1 Commencement of operations.
2 Represents less than .01.
3 See Note 7.
4 Total return excludes the effect of sales charges.
5 The advisor fully reimbursed the Fund for a loss on a transaction not meeting the Fund's investment guidelines, which otherwise would have resulted in a total return of 4.30%.
6 Annualized.

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Global Sector Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

 GLOBAL BIOTECHNOLOGY FUND--CLASS A SHARES                       FOR THE PERIOD
                                                               MARCH 30, 2001 1
                                                        THROUGH AUGUST 31, 2001

PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD ................................  $10.00
                                                                       ------
INCOME FROM INVESTMENT OPERATIONS
   Expenses in excess of income .....................................   (0.03)
   Net realized and unrealized gain on investments
     and foreign currencies .........................................    0.64
                                                                       ------
Total from investment operations ....................................    0.61
                                                                       ------
NET ASSET VALUE, END OF PERIOD ......................................  $10.61
                                                                       ======
TOTAL INVESTMENT RETURN 2 ...........................................    6.10%
SUPPLEMENTAL DATA AND RATIOS:
  Net assets, end of period (000s omitted) ..........................  $5,021
  Ratios to average net assets:
     Expenses in excess of income ...................................   (0.62)%3
     Expenses after waivers and/or reimbursements ...................    1.50%3
     Expenses before waivers and/or reimbursements ..................    6.39%3
   Portfolio turnover rate ..........................................      53%

--------------------------------------------------------------------------------
1 Commencement of operations.
2 Total return excludes the effect of sales charges.
3 Annualized.

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Global Sector Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

 GLOBAL BIOTECHNOLOGY FUND--CLASS B SHARES                        FOR THE PERIOD
                                                                MARCH 30, 2001 1
                                                         THROUGH AUGUST 31, 2001

PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD ................................  $10.00
                                                                       ------
INCOME FROM INVESTMENT OPERATIONS
   Expenses in excess of income .....................................   (0.06)
   Net realized and unrealized gain on investments
      and foreign currencies ........................................    0.64
                                                                       ------
Total from investment operations ....................................    0.58
                                                                       ------
NET ASSET VALUE, END OF PERIOD ......................................  $10.58
                                                                       ======
TOTAL INVESTMENT RETURN 2 ...........................................    5.80%
SUPPLEMENTAL DATA AND RATIOS:
  Net assets, end of period (000s omitted) ..........................    $382
  Ratios to average net assets:
     Expenses in excess of income ...................................   (1.45)%3
     Expenses after waivers and/or reimbursements ...................    2.25%3
     Expenses before waivers and/or reimbursements ..................    7.14%3
   Portfolio turnover rate ..........................................      53%

--------------------------------------------------------------------------------
1 Commencement of operations.
2 Total return excludes the effect of sales charges.
3 Annualized.

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Global Sector Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

 GLOBAL BIOTECHNOLOGY FUND--CLASS C SHARES                        FOR THE PERIOD
                                                                MARCH 30, 2001 1
                                                         THROUGH AUGUST 31, 2001

PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD ................................. $10.00
                                                                       ------
INCOME FROM INVESTMENT OPERATIONS
   Expenses in excess of income ......................................  (0.06)
   Net realized and unrealized gain on investments
      and foreign currencies .........................................   0.64
                                                                       ------
Total from investment operations .....................................   0.58
                                                                       ------
NET ASSET VALUE, END OF PERIOD ....................................... $10.58
                                                                       ======
TOTAL INVESTMENT RETURN 2 ............................................   5.80%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period (000s omitted) ..........................   $279
   Ratios to average net assets:
     Expenses in excess of income ....................................  (1.37)%3
     Expenses after waivers and/or reimbursements ....................   2.25%3
     Expenses before waivers and/or reimbursements ...................   7.14%3
   Portfolio turnover rate ...........................................     53%

--------------------------------------------------------------------------------
1 Commencement of operations.
2 Total return excludes the effect of sales charges.
3 Annualized.

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Global Sector Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

 GLOBAL TECHNOLOGY FUND--CLASS A SHARES                           FOR THE PERIOD
                                                                MARCH 30, 2001 1
                                                         THROUGH AUGUST 31, 2001

PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD ................................  $10.00
                                                                       ------
INCOME FROM INVESTMENT OPERATIONS
   Expenses in excess of income .....................................   (0.05)
   Net realized and unrealized loss on investments
      and foreign currencies ........................................   (1.22)
                                                                       ------
Total from investment operations ....................................   (1.27)
                                                                       ------
NET ASSET VALUE, END OF PERIOD ......................................  $ 8.73
                                                                       ======
TOTAL INVESTMENT RETURN 2 ...........................................  (12.70)%
SUPPLEMENTAL DATA AND RATIOS:
  Net assets, end of period (000s omitted) ..........................  $3,937
  Ratios to average net assets:
     Expenses in excess of income ...................................   (1.03)%3
     Expenses after waivers and/or reimbursements ...................    1.50%3
     Expenses before waivers and/or reimbursements ..................    6.82%3
   Portfolio turnover rate ..........................................      77%

--------------------------------------------------------------------------------
1 Commencement of operations.
2 Total return excludes the effect of sales charges.
3 Annualized.

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Global Sector Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

 GLOBAL TECHNOLOGY FUND--CLASS B SHARES                           FOR THE PERIOD
                                                                MARCH 30, 2001 1
                                                         THROUGH AUGUST 31, 2001

PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD ................................  $10.00
                                                                       ------
INCOME FROM INVESTMENT OPERATIONS
   Expenses in excess of income .....................................   (0.08)
   Net realized and unrealized loss on investments
     and foreign currencies .........................................   (1.22)
                                                                       ------
Total from investment operations ....................................   (1.30)
                                                                       ------
NET ASSET VALUE, END OF PERIOD ......................................  $ 8.70
                                                                       ======
TOTAL INVESTMENT RETURN 2 ...........................................  (13.00)%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period (000s omitted) .........................    $218
   Ratios to average net assets:
     Expenses in excess of income ...................................   (1.78)%3
     Expenses after waivers and/or reimbursements ...................    2.25%3
     Expenses before waivers and/or reimbursements ..................    7.57%3
   Portfolio turnover rate ..........................................      77%

--------------------------------------------------------------------------------
1 Commencement of operations.
2 Total return excludes the effect of sales charges.
3 Annualized.

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Global Sector Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

 GLOBAL TECHNOLOGY FUND--CLASS C SHARES                           FOR THE PERIOD
                                                                MARCH 30, 2001 1
                                                         THROUGH AUGUST 31, 2001

PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD ................................. $10.00
                                                                       ------
INCOME FROM INVESTMENT OPERATIONS
   Expenses in excess of income ......................................  (0.08)
   Net realized and unrealized loss on investments
      and foreign currencies .........................................  (1.22)
                                                                       ------
Total from investment operations .....................................  (1.30)
                                                                       ------
NET ASSET VALUE, END OF PERIOD ....................................... $ 8.70
                                                                       ======
TOTAL INVESTMENT RETURN 2 ............................................ (13.00)%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period (000s omitted) ..........................   $218
   Ratios to average net assets:
     Expenses in excess of income ....................................  (1.78)%3
     Expenses after waivers and/or reimbursements ....................   2.25%3
     Expenses before waivers and/or reimbursements ...................   7.57%3
   Portfolio turnover rate ...........................................     77%

--------------------------------------------------------------------------------
1 Commencement of operations.
2 Total return excludes the effect of sales charges.
3 Annualized.

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Global Sector Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
A. ORGANIZATION
Deutsche Investors Funds, Inc. (the 'Corporation', formerly Flag Investors Funds, Inc.) was organized as a Maryland Corporation on May 22, 1997. The Corporation is registered under the Investment Company Act of 1940 (the '1940 Act'), as amended, as a non-diversified, open-end management investment company. The Corporation currently consists of ten separate investment portfolios (collectively, the 'Funds'). The accompanying financial statements and notes thereto relate to Global Financial Services Fund, Global Biotechnology Fund and Global Technology Fund (each a 'Fund' and collectively the 'Funds'). The Funds' prospectuses provide a description of each Fund's investment objective, policies and strategies. The Funds began operations on March 30, 2001.

The Class A, Class B and Class C Shares are subject to different sales charges. The Class A Shares have a front-end sales charge and the Class B and Class C Shares have contingent deferred sales charges. In addition, the Class A Shares have a different distribution fee than the Class B and Class C Shares.

B. VALUATION OF SECURITIES
The Funds value investments that are primarily traded on a national or foreign exchange by using the last sales price reported for the day. If there are no sales or the security is not traded on an exchange, the Funds value the security at the average of the last bid and asked prices in the over-the-counter market. When a market quotation is not readily available or may be unreliable, the securities are priced at their 'fair value' using procedures that the Board of Directors establishes and monitors. At August 31, 2001 there were no fair valued securities. The Funds value short-term obligations with maturities of 60 days or less at amortized cost.

C. SECURITIES TRANSACTIONS, INVESTMENT INCOME AND OTHER
Securities transactions are accounted for on a trade date basis. Dividend income, less foreign taxes withheld, if any, is recorded on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts on investments. Expenses are recorded as incurred. Realized gains and losses from securities transactions are recorded on the identified cost basis. Income, gains and common expenses are allocated to each class based on its respective net assets. Class specific expenses are charged directly to each class, when incurred.

D. DISTRIBUTIONS
It is each Fund's policy to declare and distribute dividends at least annually to shareholders from net investment income. Dividends and distributions payable to shareholders are recorded by the Funds on the ex-dividend date. Distributions of net realized short-term and long-term capital gains, if any, earned by the Funds are made at least annually to the extent they exceed capital loss carryforwards.

E. REPURCHASE AGREEMENTS
Each of the Funds may enter into tri-party repurchase agreements with broker-dealers and domestic banks. A repurchase agreement is a short-term investment in which the Fund buys a debt security that the seller agrees to repurchase at a set time and price. The third party, which is the broker's custodial bank, holds the collateral in a separate account until the repurchase agreement matures. The agreement ensures that the collateral's market value, including any accrued interest, is adequate to cover the agreement if the broker defaults. Each Fund's access to the collateral may be delayed or limited if the broker defaults and the value of the collateral declines or if the broker enters into an insolvency proceeding.

F. FOREIGN CURRENCY TRANSLATION
The books and records of the Funds are maintained in US dollars. All assets and liabilities initially expressed in foreign currencies are converted into US dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income and certain expenses are translated at the rates of exchange prevailing on the dates of such transactions.

G. FORWARD FOREIGN CURRENCY CONTRACTS
The Funds may enter into forward foreign currency contracts for the purpose of settling specific purchases or sales of securities denominated in a foreign currency or with respect to the Funds' investments. The net US dollar value of foreign currencies underlying all contractual commitments held by each Fund and the resulting unrealized appreciation or depreciation are determined using prevailing exchange rates. With

--------------------------------------------------------------------------------

Global Sector Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

respect to forward foreign currency contracts, losses in excess of amounts recognized in the Statement of Assets and Liabilities may arise due to changes in the value of the foreign currencies or if the counterparty does not perform under the contract.

H. FUTURES CONTRACTS
The Funds may enter into financial futures contracts, which are contracts to buy a standard quantity of securities at a specified price on a future date. The Funds are required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Variation margin payments are made or received by the Funds each day, depending on the daily fluctuations in the value of the underlying securities, and are recorded for financial statement purposes as unrealized gains or losses by the Funds. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

I. CASH
Deposits held at Investors Bank and Trust Company ('IBT'), each Fund's custodian, in a variable rate account are classified as cash. At August 31, 2001 the interest rate was 2.25%, which resets on a periodic basis. Amounts on deposit are generally available on the same business day.

J. FEDERAL INCOME TAXES
It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required in the financial statements.

Each Fund may periodically make reclassifications among certain of its capital accounts as a result of differences in the characterization and allocation of certain income and capital gain distributions determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States.

These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital or accumulated net realized gain, as appropriate, in the period that the differences arise. Accordingly, permanent differences as of August 31, 2001 have been primarily attributable to net operating losses and foreign currency transactions and have been reclassified to the following accounts:

                  Undistributed         Accumulated
                 Net Investment        Net Realized       Paid-in
Fund                     Income       Gain (Losses)       Capital
----             --------------       -------------       -------
Global Financial
  Services Fund        $(15,358)            $15,358      $     --
Global Biotechnology
  Fund                    16,679               (669)      (16,010)
Global Technology
  Fund                    24,852             21,913       (46,765)

K. CAPITAL LOSSES
At August 31,2001, capital loss carryforwards available as a reduction against future net realized capital gains aggregate as follows:

             Net Realized
             Capital Loss                                        Expiration Year
Fund        Carryforwards  2002  2003   2004   2005   2006   2007   2008    2009
----        -------------  ----  ----   ----   ----   ----   ----   ----    ----
Global Biotechnology
  Fund            $22,173    --    --     --     --     --     --     -- $22,173
Global Technology
  Fund             24,732    --    --     --     --     --     --     --  24,732

L. ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

NOTE 2--FEES AND TRANSACTIONS WITH AFFILIATES AND OTHER FEES
Investment Company Capital Corp. ('ICCC'), an indirect, wholly-owned subsidiary of Deutsche Bank AG, is the investment advisor to each of the Funds. As compensation for its advisory services, each Fund pays ICCC an annual fee based on each Fund's average daily net assets that is calculated daily and paid monthly at the following annual rates:

                                     Global            Global          Global
                         Financial Services     Biotechnology      Technology
                                       Fund              Fund            Fund
                         ------------------     ---------------    ------------
First $250 million                    0.75%             0.85%           0.85%
Next $250 million                     0.70%             0.80%           0.80%
Portion exceeding $500 million        0.65%             0.75%           0.75%


--------------------------------------------------------------------------------

Global Sector Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

DWS International Portfolio Management GmbH ('DWS International'), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the sub-advisor to each of the Funds. As compensation for its services to each of the Funds, DWS International is entitled to receive a fee from ICCC payable from its advisory fee based on each Fund's average daily net assets. This fee is computed daily and paid monthly, equal to 0.50% of the average daily net assets of each Fund. From time to time, DWS International may voluntarily waive a portion of its sub-advisory fees to ICCC.

ICCC also serves as each Fund's administrator. For its services, ICCC is entitled to receive a fee equal to 0.15% of each Fund's average daily net assets, calculated daily and paid monthly.

ICCC in its capacity as the investment advisor and administrator for each of the Funds, has contractually agreed to waive its fees and/or reimburse expenses of the Funds through March 31, 2002, to the extent necessary so that each Fund's total annual fund operating expenses do not exceed the following amounts:

                                  Class A        Class B       Class C
                                   Shares         Shares        Shares
                                 --------       --------      --------
Global Financial Services Fund      1.40%          2.15%         2.15%
Global Biotechnology Fund           1.50%          2.25%         2.25%
Global Technology Fund              1.50%          2.25%         2.25%

ICCC provides accounting services to the Funds for which the Funds pay ICCC an annual fee that is calculated daily and paid monthly based on each Fund's average daily net assets.

ICCC also provides transfer agency services to the Funds for which the Funds pay ICCC a per account fee that is calculated and paid monthly.

Certain officers and directors of the Funds are also officers or directors of ICCC. These persons are not paid by the Funds for serving in these capacities.

ICC Distributors, Inc. ('ICCD'), a non-affiliated entity, provides distribution services to the Funds for which ICCD is paid an annual fee, pursuant to Rule 12b-1, that is calculated daily and paid monthly. This fee is paid at the following annual rates: 0.25% of the Class A Shares' average daily net assets and 0.75% of the Class B and Class C Shares' average daily net assets. Class B and Class C Shares are also subject to a 0.25% shareholder servicing fee.

NOTE 3--CAPITAL SHARE TRANSACTIONS
Each Fund is authorized to issue up to 15 million shares of $.001 par value capital stock (6 million Class A Shares, 3 million Class B Shares, 1 million Class C Shares and 5 million Institutional Class Shares). Transactions in capital shares were as follows:

                                                                                    Global Financial Services Fund
            ------------------------------------------------------------------------------------------------------
                             Class A                                 Class B                               Class C
            ------------------------                 ------------------------             ------------------------
                      For the Period                           For the Period                       For the Period
            March 30, 2001 1 through                 March 30, 2001 1 through             March 30, 2001 1 through
                     August 31, 2001                          August 31, 2001                      August 31, 2001
            ------------------------                 ------------------------             ------------------------
                  Shares      Amount                    Shares         Amount                  Shares       Amount
                 -------  ----------                  --------      ---------              ----------     --------
Sold             455,161  $4,554,669                    25,547       $255,858                  33,949     $343,049
Reinvested            --          --                        --             --                      --           --
Redeemed              --          --                        --             --                      --           --
                 -------  ----------                    ------       --------                  ------     --------
Net increase     455,161  $4,554,669                    25,547       $255,858                  33,949     $343,049
                 =======  ==========                    ======       ========                  ======     ========

                                                                                         Global Biotechnology Fund
            ------------------------------------------------------------------------------------------------------
                             Class A                                 Class B                               Class C
            ------------------------                 ------------------------             ------------------------
                      For the Period                           For the Period                       For the Period
            March 30, 2001 1 through                 March 30, 2001 1 through             March 30, 2001 1 through
                     August 31, 2001                          August 31, 2001                      August 31, 2001
            ------------------------                 ------------------------             ------------------------
                  Shares      Amount                    Shares         Amount                  Shares       Amount
                 -------  ----------                  --------      ---------              ----------     --------
Sold             486,219  $4,903,054                    36,086       $374,850                  26,383     $265,000
Reinvested            --          --                        --             --                      --           --
Redeemed         (13,059)   (142,223)                       (2)           (17)                     --           --
                 -------  ----------                    ------       --------                  ------     --------
Net increase     473,160  $4,760,831                    36,084       $374,833                  26,383     $265,000
                 =======  ==========                    ======       ========                  ======     ========

--------------------------------------------------------------------------------
1 Commencement of operations.

--------------------------------------------------------------------------------

Global Sector Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

                                                                                            Global Technology Fund
            ------------------------------------------------------------------------------------------------------
                             Class A                                 Class B                               Class C
            ------------------------                 ------------------------             ------------------------
                      For the Period                           For the Period                       For the Period
            March 30, 2001 1 through                 March 30, 2001 1 through             March 30, 2001 1 through
                     August 31, 2001                          August 31, 2001                      August 31, 2001
            ------------------------                 ------------------------             ------------------------
                  Shares      Amount                    Shares         Amount                  Shares       Amount
                 -------  ----------                  --------      ---------              ----------     --------
Sold             451,077  $4,510,535                    25,060       $250,650                  25,000     $250,000
Reinvested            --          --                        --             --                      --           --
Redeemed              --          --                        --             --                      --           --
                 -------  ----------                    ------       --------                  ------     --------
Net increase     451,077  $4,510,535                    25,060       $250,650                  25,000     $250,000
                 =======  ==========                    ======       ========                  ======     ========

--------------------------------------------------------------------------------
1 Commencement of operations.

NOTE 4--PURCHASES AND SALES OF INVESTMENT SECURITIES
The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the period March 30, 2001 through August 31, 2001, were as follows:

Fund                               Purchases           Sales
----                              ----------      ----------
Global Financial Services Fund    $9,425,641      $5,777,019
Global Biotechnology Fund          7,067,869       2,396,377
Global Technology Fund             8,292,697       3,727,345

For federal income tax purposes, the tax basis of investments held, aggregate gross unrealized appreciation and aggregate gross unrealized depreciation for all investments were as follows on August 31, 2001:

                              Tax      Unrealized      Unrealized
Fund                         Cost    Appreciation    Depreciation
----                         ----    ------------    ------------
Global Financial
  Services Fund        $3,794,759        $138,388        $ 34,827
Global Biotechnology
  Fund                  4,649,319         516,914         198,183
Global Technology
  Fund                  4,489,440         102,414         669,307

NOTE 5--OPEN FORWARD FOREIGN CURRENCY CONTRACTS
As of August 31, 2001, The Global Financial Services Fund had the following open forward foreign currency contracts outstanding:

                                                                                                        Net Unrealized
                                                                                       Contract           Appreciation
Contracts to Deliver                      In Exchange For   Settlement Date         Value (US$)   (Depreciation) (US$)
----------------------------------------------------------------------------------------------------------------------
Purchases
----------------------------------------------------------------------------------------------------------------------
Australian Dollar     236,250      U.S. Dollars  $125,992            9/4/01            $124,268               $(1,724)
Swiss Franc           180,927      U.S. Dollars   109,507            9/4/01             108,404                (1,103)
Euro                  185,617      U.S. Dollars   170,341            9/4/01             168,611                (1,730)
Euro                   61,272      U.S. Dollars    56,230            9/4/01              55,659                  (571)
Euro                  213,702      U.S. Dollars   196,114            9/4/01             194,122                (1,992)
----------------------------------------------------------------------------------------------------------------------
                                                                                Total Purchases                (7,120)
----------------------------------------------------------------------------------------------------------------------
Sales
----------------------------------------------------------------------------------------------------------------------
Euro                   38,953      U.S. Dollars  $ 35,747            9/4/01           $ (35,384)              $   363
Euro                   30,938      U.S. Dollars    28,070            9/4/01             (28,104)                  (34)
Euro                  248,427      U.S. Dollars   225,398            9/4/01            (225,666)                 (268)
Euro                  258,482      U.S. Dollars   234,521            9/4/01             234,800                  (279)
British Pound         151,147      U.S. Dollars   219,344            9/4/01            (219,241)                  103
Japanese Yen       48,850,000      U.S. Dollars   409,095            9/4/01            (410,501)               (1,406)
----------------------------------------------------------------------------------------------------------------------
                                                                                    Total Sales                (1,521)
----------------------------------------------------------------------------------------------------------------------
                                                              Total Net Unrealized Depreciation               $(8,641)
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Global Sector Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 6--RISKS OF INVESTING IN FOREIGN SECURITIES
The Funds invest in foreign securities. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of US companies and the US government. These risks include devaluation of currencies, future adverse political and economic developments, lack of liquidity and greater volatility in market prices. This is particularly true with respect to emerging markets in developing countries.

NOTE 7--ADVISOR REIMBURSEMENT
During the period the advisor reimbursed the Global Financial Services Fund $6,829 for a loss incurred on a transaction not meeting the Fund's investment guidelines.

NOTE 8--CONCENTRATION OF OWNERSHIP
From time to time each Fund may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on each Fund.

At August 31, 2001, each Fund had the following number of shareholders who held in the aggregate the following percent of shares:

                                 Number of      % of Outstanding
Fund                          Shareholders                Shares
----                          ------------      ----------------
Global Financial Services Fund           1                   97%
Global Biotechnology Fund                1                   93%
Global Technology Fund                   1                   99%

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Global Sector Funds
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REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of Deutsche Investors Funds, Inc. and Shareholders of the Global Financial Services Fund, Global Biotechnology Fund and Global Technology Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Global Financial Services Fund, Global Biotechnology Fund and Global Technology Fund (hereafter referred to as the 'Funds') at August 31, 2001 and the results of each of their operations, the changes in each of their net assets and the financial highlights for the fiscal period presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at August 31, 2001 by correspondence with the custodians and brokers, provides a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Baltimore, Maryland
October 4, 2001


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TAX INFORMATION (Unaudited) For the Period Ended August 31, 2001

During the year ended August 31, 2001, the Global Financial Services Fund received income from foreign sources in the amount of $35,042 or $0.068 per share. The Global Financial Services Fund paid foreign taxes in the amount of $4,359 or $0.008 per share. Such amounts are eligible for the foreign tax credit. You should consult your tax advisor relating to the appropriate treatment of foreign taxes paid.

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For information on how to invest,  shareholder  account  information and current price and yield information, please contact your relationship manager or write to:

                    DEUTSCHE ASSET MANAGEMENT SERVICE CENTER
                    PO BOX 219210
                    KANSAS CITY, MO 64121-9210
or call toll-free:  1-800-730-1313

This report must be preceded or accompanied by a current prospectus for the Fund.

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Fund Management, Inc., Bankers Trust Company, Deutsche Banc Alex. Brown Inc., Deutsche Asset Management, Inc., and Deutsche Asset Management Investment Services Limited.


Global Financial Services Fund
   Class A Shares                                      CUSIP #251555108
   Class B Shares                                      CUSIP #251555207
   Class C Shares                                      CUSIP #251555306
Global Biotechnology Fund
   Class A Shares                                      CUSIP #251555504
   Class B Shares                                      CUSIP #251555603
   Class C Shares                                      CUSIP #251554702
Global Technology Fund
   Class A Shares                                      CUSIP #251555850
   Class B Shares                                      CUSIP #251555868
   Class C Shares                                      CUSIP #251555876
                                                       GSANN (10/01)

Distributed by:
ICC Distributors, Inc.